EXHIBIT 10.2

                        SPECIALTY TELECONSTRUCTORS, INC.
                             1998 STOCK OPTION PLAN
1. Purpose.

         Specialty Teleconstructors, Inc., a Nevada corporation (herein, together with its successors, referred to as the "Company"), by means of this 1998 Stock Option Plan (the "Plan"), desires to afford certain key employees employed by, and certain persons performing services for the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in Section 18 of this Plan.

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2. Administration.

         The Plan ! shall be administered by the Compensation Committee of the Board of Directors of the Company or by any other committee appointed by the Board of Directors of the Company to administer this Plan (the "Committee"); provided, that the entire Board of Directors of the Company (the "Board of Directors") may act as the Committee if it chooses to do so; and provided, further, that (i) for purposes of determining any Performance-Based Options (as hereinafter defined) applicable to Key Employees (as hereinafter defined) who constitute "covered employees" within the meaning of Section 162 (m) of the Code, "Committee" shall mean the members of the Compensation Committee of the Board of Directors who qualify as "outside directors" within the meaning of
Section 162(m) of the Code, and such Performance-Based Options shall be subject to ratification by unanimous approval of the members of the Board of Directors, and (ii) for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be composed solely of two or more "Non Employee Directors" as defined in Rule 16b-3, as amended ("Rule 16b-3"), promulgated thereunder; provided, that, alternatively, for purposes of granting Options other than Performance-Based Options hereunder, the Board of Directors may authorize such grants and may take any other action permitted pursuant to Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations.

         The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both



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members shall constitute a quorum),  and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. The Committee shall administer the Plan so as (i) to comply at all times with the Exchange Act, and (ii) to ensure that compensation attributable to Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the deduction limitation imposed by Section 162(m) of the Code, or (B) qualify as "performance-based compensation" as such term is used in
Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b- 3 or other applicable rules under Section 16 (b) of the Exchange Act, Section 162 (in) of the Code, or any successor or analogous rules or laws may require from time to time.

3. Shares Available and Maximum Individual Grants.

         Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 675,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, or (ii) issued shares of such Common Stock held in the Company's treasury.

         The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee (as hereinafter defined), including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as hereinafter defined), during the Term (as hereinafter defined) of the Plan shall be 250,000 shares, subject to the adjustments provided in Section 10. For purposes of the preceding sentence, such Options that are canceled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible NonEmployee, during the Term of the Plan.


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4. Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the performance of the Company or any Related Entity.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

5. Authority of Committee.

         Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162(m) of the Code, the Committee shall have plenary authority to:

                  a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a change of Control), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

                  b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a- I (c) under the Exchange Act) of the Company for a peri@d of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;


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                  c. provide an arrangement  through  registered  broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

                  d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price, and to deliver the shares thus acquired by such optionee, in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that (i) in the case of an Incentive Option, no shares shall be used to pay the exercise price under this paragraph unless (A) such shares were not acquired through the exercise of an Incentive Option, or (B) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Option and for more than one year since the exercise of such Incentive Option (the "Holding Period"), or (y) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to, pay the exercise price under this paragraph, and (ii) no such procedure shall be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or a Related Entity;

                  e. provide (in accordance with Section 13 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law or would result in a charge to earnings that otherwise would not have occurred;

                  f. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

                  g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations

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         of the  provisions of the Plan or any Option and  determinations  under the Plan or any Option shall be final, conclusive and binding on all parties.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that any such delegation shall be in writing; and provided, however, that, any determination of Performance-Based Options (as hereinafter defined) applicable to Key Employees who constitute "covered employees" within the meaning of
Section 162 (m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6. Stock Option Grants to Key Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("NonQualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

                  a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted to a Key Employee at such amount as the Committee shall determine; provided, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than I 10% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.


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                  b.  Payment.  The price per share of Common Stock with respect to each Option exercise by a Key Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5 (d) of the Plan (but, with respect to Incentive Options, subject to the limitations described in such subsection 5(d)). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

                  c. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant, and subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, stock options granted to Key Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

              o one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

              o an additional one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

              o the final one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the stock option expires.

No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

                    d. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

                  c. Disability. If the employment of any optionee terminates because of his or her Disability (as defined in Section 18), such optionee or his or her legal representative shall

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         have the  right to  exercise  the  vested  portion  of such  Option  in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that in the case of an Incentive Option, the optionee or his or her legal representative shall in any event be required to exercise the vested portion of such Incentive Option within one year after termination of the optionee's employment due to his or her Disability.

                    f. Termination for Cause. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below). The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

                    g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason (including if such optionee voluntarily terminates employment with or without the consent of the Company or any Related Entity) other than those specified in subsections 6(d), (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his or her Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, that (i) no Incentive Option shall be exercisable more than three months after such termination, and (ii) the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of employment for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

                    h. Maximum Exercise. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

                    i. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.


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                    j.  Interpretation of Plan. Any termination of employment of an Optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

         7.   Stock Option Grants to Eligible Non-Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant NonQualified Options (and not Incentive Options) to Eligible Non-Employees; provided, however, that no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible NonEmployee to no longer be a "Non-Employee Director" as set forth in
Section 2 hereof.  The terms and  conditions  of the Options  granted under this
Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

              a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted to an Eligible Non-Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

              b. Payment. The price per share of Common Stock with respect to each Option exercise by an Eligible Non-Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5 (d) of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

              c. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant and subject to the provisions of subsections 7 (d), (e), (f), (g) and (i) below, stock options granted to Eligible Non-Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

              o One-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

              o an additional one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

              o the final one-third of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant

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                    and remain exercisable until the stock option expires.

No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

              d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

              e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her Disability (as defined in Section 18), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

              f. Termination for Cause; Voluntary Termination. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause, (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the certificate of incorporation or, the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntary termination by such optionee of the optionee's service, then such optionee shall immediately forfeit his, her or its rights under such Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

              g. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7 (d), (e) or (f) above, then with the approval of the Board of Directors, such optionee shall have the right to exercise the vested portion of his, her or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but in no event after the expiration date of the Option), and

                                       B9
         thereafter such Option shall lapse and no longer be exercisable; provided, that the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of retention of an Eligible Non-Employee's services for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

         8.   Performance-Based Options.

         The Committee, in its sole discretion, may designate and design Options granted under the Plan as Performance-Based Options (as hereinafter defined) if it determines that compensation attributable to such Options might not otherwise be tax deductible by the Company due to the deduction limitation imposed by
Section 162(m) of the Code. Accordingly, Options granted under the Plan may be granted in such a manner that the compensation attributable to such Options is intended by the Committee to qualify as "performance based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Options").

         Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall be deemed to qualify as Performance-Based Options only if:

              a. The Option exercise price is not less than the Fair Market Value per share of Common Stock at the date the Option is granted; provided, that in the case of an Incentive Option, such price is subject to the limitations described in subsection 6(a); provided, further, that the Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan; or

              b. With respect a Non-Qualified Option granted at an exercise price that is below the Fair Value per share of the Common Stock on the date of grant, such Option satisfies the following requirements:

                           (i) the  granting  or vesting  of such  Non-Qualified
                  Option is subject to the achievement of a performance goal or goals based on one or more of the following performance measures (either individually or- in any combination): net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of, strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs;

                           (ii) the  Committee  establishes  in writing  (A) the
                  objective performance-based

                                       B10
                  goals applicable to a given performance period, and (B) the individual employees or class of employees to which such performance-based goals apply no later than ninety days after the commencement of such performance period (but in no event after twenty-five percent of such performance period has elapsed);

                           (iii) no compensation attributable to Performance-Based Options will be paid to or otherwise received by a Key Employee who constitutes a "covered employee" within the meaning of Section 162(m) of the Code until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

                           (iv) after the  establishment of a performance  goal,
                  the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the based compensation attributable to the Performance-Based Options as "performance-based compensation" under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Performance-Based Options upon the attainment of such performance goal; and

                           (v) as required by the regulations  promulgated under
                  Section 162(m) of the Code, the material terms of performance goals as described in subsection 8 (b) (i) shall be disclosed to and reapproved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company stockholders previously approved such performance goals.

9. Change of Control.

         If (i) a Change of Control shall occur, or (ii) the Company shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

10. Adjustment of Shares.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from

                                       B11
such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rulesof Section 424 (a) of the Code to an Incentive Option, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to this Plan which have not been exercised, canceled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or canceled and replacement Options issued) by the surviving entity or a Related Entity. In the event of any perceived conflict between the provisions of Section 9 and this Section 10, the Committee's determinations under Section 9 shall control.

11. Assignment or Transfer.

         Except as otherwise expressly provided in any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

12. Compliance with Securities Laws.

         The  Company   shall  not  in  any  event  be  obligated  to  file  any
registration statement under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability,-the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the' Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise- is not required to be registered under the Securities Act or any applicable state securities law.

Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER)

                                       B12

THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13. Withholding Taxes.

         By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii), agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

14. Costs and Expenses.

         The costs and expenses of administering the Plan shall become by the Company and shall not be charged against any Option nor to any employee receiving an Option.

15. Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

16. Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive p an for employees.

17. Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i)

                                       B13
the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

18. Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         "Adjustment Event" shall have the meaning set forth in Section 10 hereof.

         "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "Board of Directors" shall have the meaning set forth in Section 2 hereof.


         "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to
Section 13 (d) of the Exchange Act and the regulations and interpretations thereunder (a "Group") other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group other than one or more members of the HMC Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

         "Code" shall have the meaning set forth in Section I hereof.

         "Committee" shall have the meaning set forth in Section 2 hereof.

         "Common Stock" shall have the meaning set forth in Section 3 hereof.

         "Company" shall have the meaning set forth in Section I hereof.

         "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan, or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         "Disability" shall mean permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that, in the case of an Incentive Option, "disability" shall have the meaning specified in
Section 22(e) (3) of the Code.

                                       B14

         "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         "Exchange Act" shall have the meaning set forth in Section 2 hereof.

         "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination; or, if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contenders to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the, conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contenders to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing' services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

         "HMC Group" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and

                                       B15
trusts for the primary benefit of such family members).

         "Holding Period" shall have the meaning set forth in subsection 5 (d) hereof.

         "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         The term "including" when used herein shall mean "including, but not limited to".

         "Key Employee" shall have the meaning set forth in Section 4 hereof.

         "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         "Options" shall have the meaning set forth in Section I hereof.

         "Performance-Based Options" shall have the meaning set forth in Section 8 hereof.

         "Person" shall have the meaning set forth in Section 4 hereof

         "Plan" shall have the meaning set forth in Section I hereof.

         "Related Entities." shall have the meaning set forth in Section I hereof.

         "Rule ]6b-3" shall have the meaning set forth in Section 2 hereof.

         "Securities Act" shall have the meaning set forth in Section I 1 hereof.

         "Term" shall have the meaning set forth in Section 26 hereof.

19. Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or (iii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously

                                       B16
granted under the Plan, without the consent of the holder thereof.

20. Effective Date and Term.

         The Plan shall be effective as of September 14, 1998, and shall be void retroactively as to any Incentive Option if not approved by the stockholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the stockholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "Term").


                                       B17